AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2013.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract.
Professional Lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six months ended June 30,
		2014	2013	Change		2014	2013	Change

HIGHLIGHTS	Gross premiums written	$1,231,279	$1,219,805	0.9%		$3,052,678	$2,966,287	2.9%
	Gross premiums written - Insurance	61.2%	64.0%	(2.8)	pts	44.4%	46.4%	(2.0)	pts
	Gross premiums written - Reinsurance	38.8%	36.0%	2.8	pts	55.6%	53.6%	2.0	pts
	Net premiums written	$1,000,162	$993,407	0.7%		$2,664,746	$2,563,846	3.9%
	Net premiums earned	$1,000,400	$945,873	5.8%		$1,946,349	$1,819,911	6.9%
	Net premiums earned - Insurance	45.7%	44.7%	1.0	pts	46.6%	45.3%	1.3	pts
	Net premiums earned - Reinsurance	54.3%	55.3%	(1.0)	pts	53.4%	54.7%	(1.3)	pts
	Net income available to common shareholders	$190,664	$72,447	163.2%		$327,890	$375,261	(12.6%)
	Operating income [a]	172,743	50,045	245.2%		309,811	277,536	11.6%
	Reserve for losses and loss expenses	9,805,988	9,342,817	5.0%		9,805,988	9,342,817	5.0%
	Total shareholders’ equity attributable to AXIS Capital	$5,955,710	$5,561,947	7.1%		$5,955,710	$5,561,947	7.1%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.81	$0.63	187.3%		$3.06	$3.23	(5.3%)
	Diluted earnings per common share	1.79	0.62	188.7%		3.03	3.19	(5.0%)
	Operating income per common share - diluted [b]	$1.63	$0.43	279.1%		$2.86	$2.36	21.2%
	Weighted average common shares outstanding	105,118	115,163	(8.7%)		107,075	116,088	(7.8%)
	Diluted weighted average common shares outstanding	106,289	116,671	(8.9%)		108,329	117,660	(7.9%)
	Book value per common share	$51.28	$44.22	16.0%		$51.28	$44.22	16.0%
	Diluted book value per common share (treasury stock method)	49.69	42.67	16.5%		49.69	42.67	16.5%
	Diluted tangible book value per common share (treasury stock method) [a]	48.85	41.88	16.6%		48.85	41.88	16.6%
	Accumulated dividends declared per common share	$8.42	$7.36	14.4%		$8.42	$7.36	14.4%

FINANCIAL RATIOS	ROACE [c]	14.5%	5.6%	8.9	pts	12.5%	14.7%	(2.2)	pts
	Operating ROACE [d]	13.1%	3.9%	9.2	pts	11.8%	10.9%	0.9	pts
	Net loss and loss expense ratio	56.6%	68.0%	(11.4)	pts	57.0%	59.4%	(2.4)	pts
	Acquisition cost ratio	19.2%	17.9%	1.3	pts	18.7%	17.3%	1.4	pts
	General and administrative expense ratio	15.0%	15.8%	(0.8)	pts	15.6%	16.0%	(0.4)	pts
	Combined ratio	90.8%	101.7%	(10.9)	pts	91.3%	92.7%	(1.4)	pts

INVESTMENT DATA	Total assets	$21,446,457	$19,846,313	8.1%		$21,446,457	$19,846,313	8.1%
	Total cash and invested assets [e]	15,532,343	14,250,670	9.0%		15,532,343	14,250,670	9.0%
	Net investment income	114,867	83,112	38.2%		197,610	192,019	2.9%
	Net realized investment gains	$33,261	$16,235	104.9%		$43,882	$60,713	(27.7%)
	Total return on cash and investments [f]	1.6%	(1.3%)	2.9	pts	2.6%	(0.7%)	3.3	pts
	Return on other investments [g]	3.2%	1.2%	2.0	pts	4.8%	5.9%	(1.1)	pts
	Book yield of fixed maturities	2.5%	2.6%	(0.1)	pts	2.5%	2.6%	(0.1)	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012
UNDERWRITING REVENUES
Gross premiums written	$1,231,279	$1,821,399	$825,957	$904,797	$1,219,805	$1,014,375
Premiums ceded	(231,117)	(156,815)	(177,992)	(188,408)	(226,398)	(212,800)
Net premiums written	1,000,162	1,664,584	647,965	716,389	993,407	801,575

Gross premiums earned	1,194,367	1,133,052	1,129,147	1,125,289	1,139,904	1,019,808
Ceded premiums expensed	(193,967)	(187,103)	(187,236)	(180,047)	(194,031)	(169,205)
Net premiums earned	1,000,400	945,949	941,911	945,242	945,873	850,603
Other insurance related income	1,683	3,082	2,668	725	435	299
Total underwriting revenues	1,002,083	949,031	944,579	945,967	946,308	850,902

UNDERWRITING EXPENSES
Net losses and loss expenses	565,829	544,207	551,360	501,522	642,899	467,637
Acquisition costs	191,862	172,036	175,299	173,682	169,719	156,397
Underwriting-related general and administrative expenses [a]	117,811	124,022	123,761	117,675	123,769	107,129
Total underwriting expenses	875,502	840,265	850,420	792,879	936,387	731,163

UNDERWRITING INCOME [b]	126,581	108,766	94,159	153,088	9,921	119,739

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	114,867	82,744	113,863	103,429	83,112	74,449
Net realized investment gains (losses)	33,261	10,620	19,558	(4,708)	16,235	30,405
Interest expense and financing costs	(19,975)	(16,594)	(15,625)	(15,260)	(15,260)	(15,170)
Total other operating revenues	128,153	76,770	117,796	83,461	84,087	89,684

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(9,705)	(4,233)	(14,484)	(56,860)	10,320	36,162
Corporate expenses [a]	(33,270)	(28,707)	(20,422)	(23,024)	(25,265)	(54,202)
Total other expenses	(42,975)	(32,940)	(34,906)	(79,884)	(14,945)	(18,040)

INCOME BEFORE INCOME TAXES	211,759	152,596	177,049	156,665	79,063	191,383

Income tax (expense) benefit	(9,500)	(4,125)	4,497	(6,030)	4,662	(2,317)

NET INCOME	202,259	148,471	181,546	150,635	83,725	189,066

Net income attributable to noncontrolling interests	(1,573)	(1,222)	—	—	—	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	200,686	147,249	181,546	150,635	83,725	189,066

Preferred share dividends	(10,022)	(10,022)	(10,022)	(13,514)	(8,197)	(11,527)
Loss on repurchase of preferred shares	—	—	—	—	(3,081)	(9,387)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$190,664	$137,227	$171,524	$137,121	$72,447	$168,152

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	56.6%	57.5%	58.5%	53.1%	68.0%	55.0%
Acquisition cost ratio	19.2%	18.2%	18.6%	18.4%	17.9%	18.4%
General and administrative expense ratio [a]	15.0%	16.2%	15.4%	14.8%	15.8%	18.9%
Combined ratio	90.8%	91.9%	92.5%	86.3%	101.7%	92.3%

Weighted average basic shares outstanding	105,118	109,053	110,757	111,676	115,163	123,823
Weighted average diluted shares outstanding	106,289	110,391	112,702	113,355	116,671	124,983
Basic earnings per common share	$1.81	$1.26	$1.55	$1.23	$0.63	$1.36
Diluted earnings per common share	$1.79	$1.24	$1.52	$1.21	$0.62	$1.35
ROACE (annualized)	14.5%	10.6%	13.3%	10.9%	5.6%	13.0%
Operating ROACE (annualized)	13.1%	10.6%	12.3%	15.6%	3.9%	8.7%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,
	2014	2013	2012	2013	2012
UNDERWRITING REVENUES
Gross premiums written	$3,052,678	$2,966,287	$2,539,545	$4,697,041	$4,139,643
Premiums ceded	(387,932)	(402,441)	(370,783)	(768,841)	(802,187)
Net premiums written	2,664,746	2,563,846	2,168,762	3,928,200	3,337,456

Gross premiums earned	2,327,419	2,204,833	2,035,180	4,459,269	4,141,037
Ceded premiums expensed	(381,070)	(384,922)	(338,212)	(752,204)	(725,574)
Net premiums earned	1,946,349	1,819,911	1,696,968	3,707,065	3,415,463
Other insurance related income	4,766	1,030	931	4,424	2,676
Total underwriting revenues	1,951,115	1,820,941	1,697,899	3,711,489	3,418,139

UNDERWRITING EXPENSES
Net losses and loss expenses	1,110,036	1,081,313	978,328	2,134,195	2,096,028
Acquisition costs	363,899	315,209	324,793	664,191	627,653
Underwriting-related general and administrative expenses	241,834	243,698	212,347	485,134	431,321
Total underwriting expenses	1,715,769	1,640,220	1,515,468	3,283,520	3,155,002

UNDERWRITING INCOME	235,346	180,721	182,431	427,969	263,137

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	197,610	192,019	190,472	409,312	380,957
Net realized investment gains	43,882	60,713	44,896	75,564	127,469
Interest expense and financing costs	(36,569)	(31,095)	(30,807)	(61,979)	(61,863)
Total other operating revenues	204,923	221,637	204,561	422,897	446,563

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(13,939)	45,201	15,715	(26,143)	(29,512)
Corporate expenses [a]	(61,976)	(46,810)	(72,637)	(90,256)	(129,660)
Total other expenses	(75,915)	(1,609)	(56,922)	(116,399)	(159,172)

INCOME BEFORE INCOME TAXES	364,354	400,749	330,070	734,467	550,528

Income tax expense	(13,625)	(5,469)	(5,165)	(7,002)	(3,287)

NET INCOME	350,729	395,280	324,905	727,465	547,241

Net income attributable to noncontrolling interests	(2,795)	—	—	—	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	347,934	395,280	324,905	727,465	547,241

Preferred share dividends	(20,044)	(16,938)	(20,746)	(40,474)	(38,228)
Loss on repurchase of preferred shares	—	(3,081)	(14,009)	(3,081)	(14,009)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$327,890	$375,261	$290,150	$683,910	$495,004

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.0%	59.4%	57.7%	57.6%	61.4%
Acquisition cost ratio	18.7%	17.3%	19.1%	17.9%	18.4%
General and administrative expense ratio [a]	15.6%	16.0%	16.8%	15.5%	16.4%
Combined ratio	91.3%	92.7%	93.6%	91.0%	96.2%

Weighted average basic shares outstanding	107,075	116,088	124,802	113,636	122,148
Weighted average diluted shares outstanding	108,329	117,660	125,825	115,328	123,654
Basic earnings per common share	$3.06	$3.23	$2.32	$6.02	$4.05
Diluted earnings per common share	$3.03	$3.19	$2.31	$5.93	$4.00
ROACE [b]	12.5%	14.7%	11.4%	13.1%	9.7%
Operating ROACE [b]	11.8%	10.9%	9.8%	12.1%	8.2%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the six-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2014			Six months ended June 30, 2014
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$754,110	$477,169	$1,231,279	$1,355,831	$1,696,847	$3,052,678
Net premiums written	541,097	459,065	1,000,162	997,789	1,666,957	2,664,746

Gross premiums earned	641,335	553,032	1,194,367	1,270,760	1,056,659	2,327,419
Ceded premiums expensed	(183,665)	(10,302)	(193,967)	(363,876)	(17,194)	(381,070)
Net premiums earned	457,670	542,730	1,000,400	906,884	1,039,465	1,946,349
Other insurance related income	—	1,683	1,683	—	4,766	4,766
Total underwriting revenues	457,670	544,413	1,002,083	906,884	1,044,231	1,951,115

UNDERWRITING EXPENSES
Net losses and loss expenses	290,466	275,363	565,829	569,889	540,147	1,110,036
Acquisition costs	71,039	120,823	191,862	136,096	227,803	363,899
Underwriting-related general and administrative expenses	83,512	34,299	117,811	171,459	70,375	241,834
Total underwriting expenses	445,017	430,485	875,502	877,444	838,325	1,715,769

UNDERWRITING INCOME	$12,653	$113,928	$126,581	$29,440	$205,906	$235,346

KEY RATIOS
Current accident year loss ratio	70.7%	60.4%	65.1%	67.8%	60.1%	63.7%
Prior period reserve development	(7.2%)	(9.7%)	(8.5%)	(5.0%)	(8.1%)	(6.7%)
Net loss and loss expense ratio	63.5%	50.7%	56.6%	62.8%	52.0%	57.0%
Acquisition cost ratio	15.5%	22.3%	19.2%	15.0%	21.9%	18.7%
Underwriting-related general and administrative expense ratio	18.2%	6.3%	11.7%	19.0%	6.7%	12.4%
Corporate expense ratio			3.3%			3.2%
Combined ratio	97.2%	79.3%	90.8%	96.8%	80.6%	91.3%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012	2014	2013

INSURANCE SEGMENT
Property	$207,788	$139,929	$144,321	$147,485	$228,741	$228,962	$347,717	$380,165
Marine	84,833	85,722	23,148	38,406	88,047	91,652	170,555	167,940
Terrorism	9,478	6,978	10,264	10,418	9,478	11,167	16,456	17,691
Aviation	10,568	2,717	23,250	4,379	12,321	15,857	13,285	15,697
Credit and political risk	7,179	18,307	23,563	7,099	19,537	5,124	25,486	29,540
Professional lines	244,011	154,248	269,524	208,174	262,611	243,258	398,259	422,373
Liability	106,643	74,366	84,447	100,018	104,952	73,810	181,009	162,762
Accident & health	83,610	119,454	28,074	58,799	55,368	5,179	203,064	181,601
TOTAL INSURANCE SEGMENT	754,110	601,721	606,591	574,778	781,055	675,009	1,355,831	1,377,769

REINSURANCE SEGMENT
Catastrophe	117,245	171,260	15,537	71,851	138,461	124,237	288,505	306,264
Property	61,027	239,620	20,689	58,294	63,457	58,604	300,646	285,333
Professional lines	104,801	68,219	166,377	66,017	57,406	47,561	173,021	147,961
Credit and surety	20,359	208,468	10,372	29,487	20,327	22,670	228,827	228,635
Motor	2,676	274,019	(3,789)	4,286	16,557	17,876	276,696	241,548
Liability	82,566	102,644	15,118	75,100	78,868	56,096	185,210	178,456
Agriculture	76,665	103,165	(11,214)	8,659	55,319	6,920	179,830	135,336
Engineering	8,772	36,510	5,142	12,462	5,741	6,783	45,282	46,653
Other	3,058	15,773	1,134	3,863	2,614	(1,381)	18,830	18,332
TOTAL REINSURANCE SEGMENT	477,169	1,219,678	219,366	330,019	438,750	339,366	1,696,847	1,588,518

CONSOLIDATED TOTAL	$1,231,279	$1,821,399	$825,957	$904,797	$1,219,805	$1,014,375	$3,052,678	$2,966,287

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012
UNDERWRITING REVENUES
Gross premiums written	$754,110	$601,721	$606,591	$574,778	$781,055	$675,009
Net premiums written	541,097	456,692	427,647	393,627	559,584	465,238

Gross premiums earned	641,335	629,425	631,695	626,005	611,585	552,045
Ceded premiums expensed	(183,665)	(180,211)	(181,230)	(177,933)	(189,240)	(165,465)
Net premiums earned	457,670	449,214	450,465	448,072	422,345	386,580
Other insurance related income	—	—	681	725	435	299
Total underwriting revenues	457,670	449,214	451,146	448,797	422,780	386,879

UNDERWRITING EXPENSES
Net losses and loss expenses	290,466	279,423	285,634	216,440	330,992	225,900
Acquisition costs	71,039	65,057	65,266	61,087	58,749	58,654
General and administrative expenses	83,512	87,946	89,722	82,548	88,526	77,770
Total underwriting expenses	445,017	432,426	440,622	360,075	478,267	362,324

UNDERWRITING INCOME (LOSS)	$12,653	$16,788	$10,524	$88,722	$(55,487)	$24,555

KEY RATIOS
Current accident year loss ratio	70.7%	64.8%	64.3%	55.9%	80.0%	67.6%
Prior period reserve development	(7.2%)	(2.6%)	(0.9%)	(7.6%)	(1.6%)	(9.2%)
Net loss and loss expense ratio	63.5%	62.2%	63.4%	48.3%	78.4%	58.4%
Acquisition cost ratio	15.5%	14.5%	14.5%	13.6%	13.9%	15.2%
General and administrative expense ratio	18.2%	19.6%	19.9%	18.5%	20.9%	20.1%
Combined ratio	97.2%	96.3%	97.8%	80.4%	113.2%	93.7%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012
UNDERWRITING REVENUES
Gross premiums written	$477,169	$1,219,678	$219,366	$330,019	$438,750	$339,366
Net premiums written	459,065	1,207,892	220,318	322,762	433,823	336,337

Gross premiums earned	553,032	503,627	497,452	499,284	528,319	467,763
Ceded premiums expensed	(10,302)	(6,892)	(6,006)	(2,114)	(4,791)	(3,740)
Net premiums earned	542,730	496,735	491,446	497,170	523,528	464,023
Other insurance related income	1,683	3,082	1,987	—	—	—
Total underwriting revenues	544,413	499,817	493,433	497,170	523,528	464,023

UNDERWRITING EXPENSES
Net losses and loss expenses	275,363	264,784	265,726	285,082	311,907	241,737
Acquisition costs	120,823	106,979	110,033	112,595	110,970	97,743
General and administrative expenses	34,299	36,076	34,039	35,127	35,243	29,359
Total underwriting expenses	430,485	407,839	409,798	432,804	458,120	368,839

UNDERWRITING INCOME	$113,928	$91,978	$83,635	$64,366	$65,408	$95,184

KEY RATIOS
Current accident year loss ratio	60.4%	59.7%	62.0%	66.6%	66.3%	60.5%
Prior period reserve development	(9.7%)	(6.4%)	(7.9%)	(9.3%)	(6.7%)	(8.4%)
Net loss and loss expense ratio	50.7%	53.3%	54.1%	57.3%	59.6%	52.1%
Acquisition cost ratio	22.3%	21.5%	22.4%	22.6%	21.2%	21.1%
General and administrative expense ratio	6.3%	7.3%	6.9%	7.2%	6.7%	6.3%
Combined ratio	79.3%	82.1%	83.4%	87.1%	87.5%	79.5%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Six months ended June 30,
	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012	2014	2013

Fixed maturities	$78,523	$72,957	$74,732	$74,691	$74,503	$76,544	$151,480	$144,185
Other investments	32,492	16,760	41,408	32,127	11,848	(2,304)	49,252	55,279
Equity securities	5,301	2,286	2,478	3,871	3,134	5,071	7,587	4,548
Cash and cash equivalents	6,183	863	3,423	382	1,265	1,663	7,046	2,533
Short-term investments	246	214	125	127	397	33	459	929

Gross investment income	122,745	93,080	122,166	111,198	91,147	81,007	215,824	207,474
Investment expense	(7,878)	(10,336)	(8,303)	(7,769)	(8,035)	(6,558)	(18,214)	(15,455)

Net investment income	$114,867	$82,744	$113,863	$103,429	$83,112	$74,449	$197,610	$192,019

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2012
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,598,897	$12,095,839	$11,986,327	$11,984,740	$11,644,912	$11,504,448
Equity securities, available for sale, at fair value	744,760	708,412	701,987	650,627	618,795	631,731
Other investments, at fair value	1,044,492	1,005,762	1,045,810	994,572	962,315	798,233
Short-term investments, at fair value and amortized cost	100,166	296,800	46,212	84,709	45,904	71,277
Total investments	14,488,315	14,106,813	13,780,336	13,714,648	13,271,926	13,005,689
Cash and cash equivalents	1,189,403	1,294,709	987,876	1,109,998	1,116,248	872,751
Accrued interest receivable	91,278	89,536	97,132	98,285	95,098	97,417
Insurance and reinsurance premium balances receivable	2,422,983	2,292,954	1,688,957	1,920,985	2,166,982	1,888,238
Reinsurance recoverable on paid and unpaid losses	1,954,985	1,912,840	1,929,988	1,899,510	1,981,441	1,792,358
Deferred acquisition costs	623,573	634,413	456,122	505,002	543,069	502,413
Prepaid reinsurance premiums	337,608	299,994	330,261	340,280	331,528	271,262
Receivable for investments sold	366	1,972	1,199	1,317	1,399	596
Goodwill and intangible assets	90,025	90,350	89,528	91,656	91,370	98,203
Other assets	247,921	274,053	273,385	251,268	247,252	192,485
TOTAL ASSETS	$21,446,457	$20,997,634	$19,634,784	$19,932,949	$19,846,313	$18,721,412

LIABILITIES
Reserve for losses and loss expenses	$9,805,988	$9,667,841	$9,582,140	$9,484,516	$9,342,817	$8,600,651
Unearned premiums	3,411,108	3,372,166	2,683,849	2,990,301	3,209,055	2,958,223
Insurance and reinsurance balances payable	272,062	207,909	234,412	261,737	292,572	211,704
Senior notes	1,490,427	1,490,198	995,855	995,699	995,546	994,951
Payable for investments purchased	237,019	162,747	21,744	174,034	234,001	112,855
Other liabilities	221,348	218,502	248,822	238,833	210,375	145,188
TOTAL LIABILITIES	15,437,952	15,119,363	13,766,822	14,145,120	14,284,366	13,023,572

SHAREHOLDERS’ EQUITY
Preferred shares	627,843	627,843	627,843	627,843	627,843	502,843
Common shares	2,189	2,188	2,174	2,172	2,172	2,141
Additional paid-in capital	2,261,084	2,247,102	2,240,125	2,225,826	2,213,204	2,153,467
Accumulated other comprehensive income	272,664	182,254	117,825	130,373	24,755	240,939
Retained earnings	5,331,199	5,170,948	5,062,706	4,921,716	4,813,687	4,383,405
Treasury shares, at cost	(2,539,269)	(2,403,286)	(2,232,711)	(2,120,101)	(2,119,714)	(1,584,955)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	5,955,710	5,827,049	5,817,962	5,787,829	5,561,947	5,697,840
Noncontrolling interests	52,795	51,222	50,000	—	—	—
TOTAL SHAREHOLDERS' EQUITY	6,008,505	5,878,271	5,867,962	5,787,829	5,561,947	5,697,840

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$21,446,457	$20,997,634	$19,634,784	$19,932,949	$19,846,313	$18,721,412

Basic common shares outstanding	103,906	106,745	109,485	111,651	111,588	122,773
Diluted common shares outstanding	107,228	110,327	113,325	115,684	115,631	128,117
Book value per common share	$51.28	$48.71	$47.40	$46.22	$44.22	$42.31
Diluted book value per common share	49.69	47.13	45.80	44.60	42.67	40.55
Diluted tangible book value per common share	$48.85	$46.31	$45.01	$43.81	$41.88	$39.78
Debt to total capital [a]	20.0%	20.4%	14.6%	14.7%	15.2%	14.9%
Debt and preferred equity to total capital	28.4%	28.9%	23.8%	23.9%	24.8%	22.4%

[a]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At June 30, 2014

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,607,568	$4,761	$(14,009)	$1,598,320	10.3%
Non-U.S. government	1,238,471	30,486	(21,290)	1,247,667	8.0%
Corporate debt	4,177,454	91,862	(5,342)	4,263,974	27.5%
Agency RMBS	2,076,932	37,725	(9,078)	2,105,579	13.6%
CMBS	923,294	17,187	(787)	939,694	6.0%
Non-Agency RMBS	80,243	5,069	(366)	84,946	0.5%
ABS	1,309,555	5,162	(7,792)	1,306,925	8.4%
Municipals	1,014,616	39,099	(1,923)	1,051,792	6.8%
Total fixed maturities	12,428,133	231,351	(60,587)	12,598,897	81.1%

Equity securities, available for sale
Common stocks	307,392	80,750	(3,140)	385,002	2.5%
Exchange traded funds	193,582	41,790	—	235,372	1.5%
Non-U.S. bond mutual funds	113,200	11,186	—	124,386	0.8%
Total equity securities	614,174	133,726	(3,140)	744,760	4.8%

Total available for sale investments	$13,042,307	$365,077	$(63,727)	13,343,657	85.9%

Other investments (see below)				1,044,492	6.7%

Short-term investments				100,166	0.6%

Total investments				14,488,315	93.2%

Cash and cash equivalents [a]				1,189,403	7.7%

Accrued interest receivable				91,278	0.6%

Net receivable/(payable) for investments sold (purchased)				(236,653)	(1.5%)

Total cash and invested assets				$15,532,343	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$373,539	35.8%
Multi-strategy funds				306,215	29.3%
Event-driven funds				191,735	18.4%
Leveraged bank loan funds				48,430	4.6%
Direct lending funds				33,467	3.2%
Collateralized loan obligations - equity tranches				91,106	8.7%
Total				$1,044,492	100.0%

[a]	Includes $145 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	10.3%	11.0%	9.4%	10.1%	9.4%	8.2%
Non-U.S. government	8.0%	8.0%	7.9%	8.2%	8.3%	9.1%
Corporate debt	27.5%	25.0%	24.3%	23.8%	24.4%	26.3%
MBS:
Agency RMBS	13.6%	15.4%	16.5%	17.0%	16.4%	20.1%
CMBS	6.0%	5.6%	5.4%	5.0%	5.4%	4.5%
Non-agency RMBS	0.5%	0.6%	0.5%	0.5%	0.6%	1.1%
ABS	8.4%	6.3%	6.4%	6.2%	6.4%	4.8%
Municipals	6.8%	6.9%	10.4%	10.5%	10.8%	8.9%

Total Fixed Maturities	81.1%	78.8%	80.8%	81.3%	81.7%	83.0%
Equity securities	4.8%	4.6%	4.8%	4.4%	4.3%	4.6%
Other investments	6.7%	6.6%	7.0%	6.7%	6.8%	5.8%
Short-term investments	0.6%	2.0%	0.1%	0.6%	0.3%	0.5%

Total investments	93.2%	92.0%	92.7%	93.0%	93.1%	93.9%
Cash and cash equivalents	7.7%	8.4%	6.7%	7.5%	7.8%	6.2%
Accrued interest receivable	0.6%	0.6%	0.7%	0.7%	0.7%	0.7%
Net receivable/(payable) for investments sold or purchased	(1.5%)	(1.0%)	(0.1%)	(1.2%)	(1.6%)	(0.8%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	12.7%	13.9%	11.6%	12.4%	11.5%	9.9%
AAA	34.2%	34.7%	34.7%	35.8%	35.8%	44.6%
AA	12.6%	12.1%	15.0%	15.2%	14.9%	9.0%
A	19.7%	18.2%	18.5%	17.6%	18.3%	17.7%
BBB	12.8%	12.7%	12.3%	11.3%	11.5%	12.0%
Below BBB	8.0%	8.4%	7.9%	7.7%	8.0%	6.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	4.0%	4.5%	5.9%	5.6%	5.5%	5.5%
From one to five years	43.7%	43.7%	42.7%	42.7%	40.7%	41.8%
From five to ten years	15.2%	14.4%	14.9%	15.4%	17.6%	16.4%
Above ten years	1.9%	1.9%	0.8%	1.0%	0.9%	0.8%
Asset-backed and mortgage-backed securities	35.2%	35.5%	35.7%	35.3%	35.3%	35.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.5%	2.5%	2.5%	2.6%	2.6%	2.8%
Yield to maturity of fixed maturities	2.0%	2.1%	2.3%	2.2%	2.4%	1.9%
Average duration of fixed maturities (inclusive of duration hedges)	2.9 yrs	3.0 yrs	3.2 yrs	3.2 yrs	3.5 yrs	2.8 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At June 30, 2014

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$32,500		$9,356	$106,444	$48,050	$163,850	$—	$—	$3,339	$199,689	$8,918		$208,607
Supranational [a]	115,129		—	—	—	—	—	—	—	115,129	—		115,129
Netherlands	19,242		16,071	47,023	—	63,094	—	4,222	—	86,558	4,345		90,903
France	—		6,371	38,469	—	44,840	—	—	1,334	46,174	19,174		65,348
Spain	—		—	18,410	—	18,410	—	—	—	18,410	800		19,210
Ireland	—		2,725	9,177	—	11,902	—	—	5,880	17,782	4,163		21,945
Luxembourg	—		—	16,137	—	16,137	—	—	—	16,137	—		16,137
Italy	—		—	13,960	—	13,960	—	—	—	13,960	—		13,960
Belgium	—		—	8,818	—	8,818	—	—	—	8,818	1,498		10,316
Finland	—		—	—	—	—	—	—	—	—	2,374		2,374
Slovenia	1,989		—	—	—	—	—	—	—	1,989	—		1,989
Austria	1,227		—	559	—	559	—	—	—	1,786	—		1,786
Other [b]	—		—	—	—	—	—	—	—	—	124,386		124,386
Total eurozone	170,087		34,523	258,997	48,050	341,570	—	4,222	10,553	526,432	165,658		692,090
Other concentrations:
United Kingdom	180,351		35,780	157,783	630	194,193	—	23,231	2,363	400,138	18,970		419,108
Canada	145,050		98,889	64,964	15,444	179,297	—	—	—	324,347	13,543		337,890
Australia	196,020		56,271	27,087	—	83,358	—	—	2,350	281,728	4,191		285,919
Mexico	98,410		—	22,459	2,422	24,881	—	—	—	123,291	2,194		125,485
Brazil	95,139		—	8,397	—	8,397	—	—	—	103,536	—		103,536
Other	362,610		38,770	98,738	5,130	142,638	—	4,986	—	510,234	130,855	[c]	641,089
Total other concentrations	1,077,580		229,710	379,428	23,626	632,764	—	28,217	4,713	1,743,274	169,753		1,913,027

Total Non-U.S. concentrations	1,247,667		264,233	638,425	71,676	974,334	—	32,439	15,266	2,269,706	335,411		2,605,117

United States	1,435,966	[d]	1,511,115	1,778,525	—	3,289,640	2,105,579	992,201	1,291,659	9,115,045	409,349	[e]	9,524,394
United States agencies	162,354		—	—	—	—	—	—	—	162,354	—		162,354
United States local governments	1,051,792		—	—	—	—	—	—	—	1,051,792	—		1,051,792
Total U.S. concentrations	2,650,112		1,511,115	1,778,525	—	3,289,640	2,105,579	992,201	1,291,659	10,329,191	409,349		10,738,540

Totals	$3,897,779		$1,775,348	$2,416,950	$71,676	$4,263,974	$2,105,579	$1,024,640	$1,306,925	$12,598,897	$744,760		$13,343,657

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Contains $6 million exchange-traded funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $225 million of common stocks of companies with the United States as their primary country of risk and $184 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At June 30, 2014

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$1,056,965	24.8%	6.8%
Corporate/commercial finance	228,581	5.4%	1.5%
Foreign banking [a]	200,490	4.7%	1.3%
Insurance	180,658	4.2%	1.2%
Investment brokerage	12,019	0.3%	0.1%
Total financial institutions	1,678,713	39.4%	10.9%
Communications	357,588	8.4%	2.3%
Consumer cyclical	292,255	6.9%	1.9%
Consumer non-cyclicals	257,704	6.0%	1.7%
Energy	206,521	4.8%	1.3%
Industrials	146,723	3.4%	0.9%
Utilities	128,668	3.0%	0.8%
Transportation	91,495	2.1%	0.6%
Non-U.S. government guaranteed [b]	71,677	1.7%	0.5%
Technology	68,414	1.6%	0.4%
Total investment grade	3,299,758	77.3%	21.3%

Total non-investment grade	964,216	22.7%	6.2%

Total corporate debt	$4,263,974	100.0%	27.5%

[a]	Located in Canada, Australia, Japan, United Kingdom, Germany, New Zealand and Switzerland.

[b]	Includes $48 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2014

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$165,381	$5,217	$170,598	1.4%
GOLDMAN SACHS GROUP	138,285	5,291	143,576	1.1%
JP MORGAN CHASE & CO	140,125	3,086	143,211	1.1%
WELLS FARGO & COMPANY	124,263	2,018	126,281	1.0%
MORGAN STANLEY	117,500	5,619	123,119	1.0%
CITIGROUP INC	105,532	3,807	109,339	0.9%
FORD MOTOR COMPANY	77,404	1,601	79,005	0.6%
DAIMLER AG	77,785	825	78,610	0.6%
VERIZON COMMUNICATIONS INC	76,589	1,664	78,253	0.6%
AT&T INC	67,489	219	67,708	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2014

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,105,579	$30,336	$3,329	$5,318	$11,569	$34,394	$2,190,525
Commercial MBS	—	537,465	216,200	122,858	61,375	1,796	939,694
ABS	—	928,685	318,007	33,105	24,082	3,046	1,306,925

Total mortgage-backed and asset-backed securities	$2,105,579	$1,496,486	$537,536	$161,281	$97,026	$39,236	$4,437,144

Percentage of total	47.5%	33.7%	12.1%	3.6%	2.2%	0.9%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$24,680	$26,943	$29,897	$16,713	$35,648	$29,724
Reinsurance	1,281	1,077	(21)	—	—	—
Total	$25,961	$28,020	$29,876	$16,713	$35,648	$29,724

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$625,142	$575,811	$587,727	$608,886	$635,089	$533,052
Reinsurance	15	36	—	—	—	—
Total	$625,157	$575,847	$587,727	$608,886	$635,089	$533,052

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,319,543	$1,322,309	$1,321,597	$1,285,078	$1,258,113	$1,188,349
Reinsurance	2,725	5,289	9,280	6,982	69,897	60,080
Total	$1,322,268	$1,327,598	$1,330,877	$1,292,060	$1,328,010	$1,248,429

Provision against reinsurance recoverables:
Insurance	$(18,401)	$(18,625)	$(18,492)	$(18,149)	$(17,306)	$(18,319)
Reinsurance	—	—	—	—	—	(528)
Total	$(18,401)	$(18,625)	$(18,492)	$(18,149)	$(17,306)	$(18,847)

Net reinsurance recoverables:
Insurance	$1,950,964	$1,906,438	$1,920,729	$1,892,528	$1,911,544	$1,732,806
Reinsurance	4,021	6,402	9,259	6,982	69,897	59,552
Total	$1,954,985	$1,912,840	$1,929,988	$1,899,510	$1,981,441	$1,792,358

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2014

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,516,936	$(24,623)	$1,492,313	78.2%	25.1%	$(13,077)	0.9%	$1,503,859
Other reinsurers balances > $20 million	210,159	(2,342)	207,817	10.9%	3.5%	(2,201)	1.0%	207,958
Other reinsurers balances < $20 million	246,291	(37,026)	209,265	10.9%	3.5%	(3,123)	1.3%	243,168
Total	$1,973,386	$(63,991)	$1,909,395	100.0%	32.1%	$(18,401)	0.9%	$1,954,985
At June 30, 2014, 98.7% (December 31, 2013: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Transatlantic Reinsurance Company	14.1%	4.5%
Partner Reinsurance Company of the US	11.1%	3.6%
Lloyds of London	10.7%	3.4%
Swiss Reinsurance America Corporation	10.5%	3.4%
Berkley Insurance Company	8.4%	2.7%
Ace Property & Casualty Insurance	6.2%	2.0%
XL Reinsurance America Inc	5.1%	1.6%
Hannover Ruckversicherungs Aktiengesellschaft	4.3%	1.4%
Everest Reinsurance Company	4.2%	1.3%
Liberty Mutual Insurance Company	3.6%	1.2%
	78.2%	25.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2014			Six months ended June 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,667,841	$(1,884,820)	$7,783,021	$9,582,140	$(1,900,112)	$7,682,028
Incurred	693,274	(127,445)	565,829	1,292,565	(182,529)	1,110,036
Paid	(579,228)	86,720	(492,508)	(1,108,655)	158,433	(950,222)
Foreign exchange and other	24,101	(3,479)	20,622	39,938	(4,816)	35,122

End of period [a]	$9,805,988	$(1,929,024)	$7,876,964	$9,805,988	$(1,929,024)	$7,876,964

[a]
At June 30, 2014, the gross reserve for losses and loss expenses included IBNR of $6,310 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2013, the comparable amount was $6,082 million, or 63%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2014			Six months ended June 30, 2014
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$323,513	$255,715	$579,228	$573,777	$534,878	$1,108,655
Reinsurance recoveries	(86,537)	(183)	(86,720)	(154,217)	(4,216)	(158,433)

Net losses paid	236,976	255,532	492,508	419,560	530,662	950,222

Change in:
Reported case reserves	101,943	(55,460)	46,483	112,576	(144,102)	(31,526)
IBNR	(5,143)	72,706	67,563	68,388	147,048	215,436
Reinsurance recoveries on unpaid loss and loss expense reserves	(43,310)	2,585	(40,725)	(30,635)	6,539	(24,096)

Total net incurred losses and loss expenses	$290,466	$275,363	$565,829	$569,889	$540,147	$1,110,036

Gross reserve for losses and loss expenses	$5,068,149	$4,737,839	$9,805,988	$5,068,149	$4,737,839	$9,805,988

Net favorable prior year reserve development	$32,963	$52,391	$85,354	$44,571	$84,276	$128,847

Key Ratios

Net paid to net incurred percentage	81.6%	92.8%	87.0%	73.6%	98.2%	85.6%

Net paid losses / Net premiums earned	51.8%	47.1%	49.2%	46.3%	51.1%	48.8%
Change in net loss and loss expense reserves / Net premiums earned	11.7%	3.6%	7.4%	16.5%	0.9%	8.2%
Net loss and loss expense ratio	63.5%	50.7%	56.6%	62.8%	52.0%	57.0%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012

Gross losses paid	$323,513	$250,264	$342,952	$275,082	$269,569	$245,704
Reinsurance recoveries	(86,537)	(67,679)	(98,263)	(89,562)	(89,115)	(70,266)

Net losses paid	236,976	182,585	244,689	185,520	180,454	175,438

Change in:
Reported case reserves	101,943	10,632	(30,643)	8,348	144,059	53,570
IBNR	(5,143)	73,532	87,794	14,979	73,154	23,814
Reinsurance recoveries on unpaid loss and loss expense reserves	(43,310)	12,674	(16,206)	7,593	(66,675)	(26,922)

Total net incurred losses and loss expenses	$290,466	$279,423	$285,634	$216,440	$330,992	$225,900

Gross reserve for losses and loss expenses	$5,068,149	$4,960,559	$4,873,184	$4,819,976	$4,771,435	$4,238,463

Net favorable prior year reserve development	$32,963	$11,608	$4,000	$34,065	$6,693	$35,394

Key Ratios

Net paid to net incurred percentage	81.6%	65.3%	85.7%	85.7%	54.5%	77.7%

Net paid losses/Net premiums earned	51.8%	40.6%	54.3%	41.4%	42.7%	45.4%
Change in net loss and loss expense reserves / Net premiums earned	11.7%	21.6%	9.1%	6.9%	35.7%	13.1%
Net loss and loss expense ratio	63.5%	62.2%	63.4%	48.3%	78.4%	58.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012

Gross losses paid	$255,715	$279,163	$249,816	$224,578	$236,602	$240,991
Reinsurance recoveries	(183)	(4,033)	(6)	—	—	—

Net losses paid	255,532	275,130	249,810	224,578	236,602	240,991

Change in:
Reported case reserves	(55,460)	(88,642)	64,636	19,370	(3,577)	29,106
IBNR	72,706	74,341	(46,422)	(21,781)	81,998	(25,695)
Reinsurance recoveries on unpaid loss and loss expense reserves	2,585	3,955	(2,298)	62,915	(3,116)	(2,665)

Total net incurred losses and loss expenses	$275,363	$264,784	$265,726	$285,082	$311,907	$241,737

Gross reserve for losses and loss expenses	$4,737,839	$4,707,282	$4,708,956	$4,664,540	$4,571,382	$4,362,188

Net favorable prior year reserve development	$52,391	$31,885	$38,788	$45,970	$35,422	$39,218

Key Ratios

Net paid to net incurred percentage	92.8%	103.9%	94.0%	78.8%	75.9%	99.7%

Net paid losses / Net premiums earned	47.1%	55.4%	50.8%	45.2%	45.2%	51.9%
Change in net loss and loss expense reserves / Net premiums earned	3.6%	(2.1%)	3.3%	12.1%	14.4%	0.2%
Net loss and loss expense ratio	50.7%	53.3%	54.1%	57.3%	59.6%	52.1%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2014

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$559	$774	$941
Northeast	U.S. Hurricane	59	189	358
Mid-Atlantic	U.S. Hurricane	100	317	698
Gulf of Mexico	U.S. Hurricane	351	514	794
California	Earthquake	357	493	608
Europe	Windstorm	244	349	447
Japan	Earthquake	188	337	520
Japan	Windstorm	63	102	144
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2014. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.8 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.8 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.8 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended June 30,		Six months ended June 30,
	2014	2013	2014	2013

Net income available to common shareholders	$190,664	$72,447	$327,890	$375,261

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	105,118	115,163	107,075	116,088
Dilutive share equivalents:
Stock compensation plans	1,171	1,508	1,254	1,572
Weighted average shares outstanding - diluted	106,289	116,671	108,329	117,660

EARNINGS PER COMMON SHARE
Basic	$1.81	$0.63	$3.06	$3.23
Diluted	$1.79	$0.62	$3.03	$3.19

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q2 2012

Net income available to common shareholders	$190,664	$137,227	$171,524	$137,121	$72,447	$168,152

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	106,745	109,485	111,651	111,588	116,306	125,365
Shares issued, including those sourced from treasury	219	1,296	162	74	404	60
Shares repurchased for treasury	(3,058)	(4,036)	(2,328)	(11)	(5,122)	(2,652)
Common shares - at end of period	103,906	106,745	109,485	111,651	111,588	122,773

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	105,118	109,053	110,757	111,676	115,163	123,823
Dilutive share equivalents:
Stock compensation plans	1,171	1,338	1,945	1,679	1,508	1,160
Weighted average shares outstanding - diluted	106,289	110,391	112,702	113,355	116,671	124,983

EARNINGS PER COMMON SHARE
Basic	$1.81	$1.26	$1.55	$1.23	$0.63	$1.36
Diluted	$1.79	$1.24	$1.52	$1.21	$0.62	$1.35

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2014

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$44.28

Book value per common share		$5,327,867	103,906	$51.28

Dilutive securities: [b]
Restricted stocks			1,368	(0.67)
Options	$27.99		51	(0.02)
Restricted and phantom stock units			1,903	(0.90)
Diluted book value per common share		$5,327,867	107,228	$49.69

	At December 31, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$47.57

Book value per common share		$5,190,119	109,485	$47.40

Dilutive securities: [b]
Restricted stocks			2,515	(1.06)
Options	$27.98		88	(0.04)
Restricted and phantom stock units			1,237	(0.50)
Diluted book value per common share		$5,190,119	113,325	$45.80

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

OPERATING INCOME
	Quarter ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net income available to common shareholders	$190,664	$72,447	$327,890	$375,261
Adjustment for:
Net realized investment gains	(33,261)	(16,235)	(43,882)	(60,713)
Associated tax impact	6,149	1,631	12,470	5,039
Foreign exchange losses (gains)	9,705	(10,320)	13,939	(45,201)
Associated tax impact	(514)	(559)	(606)	69
Loss on repurchase of preferred shares	—	3,081	—	3,081
Associated tax impact	—	—	—	—
Operating income	$172,743	$50,045	$309,811	$277,536

Net earnings per share - diluted	$1.79	$0.62	$3.03	$3.19
Adjustment for:
Net realized investment gains	(0.31)	(0.14)	(0.41)	(0.52)
Associated tax impact	0.06	0.01	0.12	0.04
Foreign exchange losses (gains)	0.09	(0.09)	0.13	(0.38)
Associated tax impact	—	—	(0.01)	—
Loss on repurchase of preferred shares	—	0.03	—	0.03
Associated tax impact	—	—	—	—
Operating income per share - diluted	$1.63	$0.43	$2.86	$2.36

Weighted average common shares and common share equivalents - diluted	106,289	116,671	108,329	117,660

Average common shareholders' equity	$5,263,537	$5,160,346	$5,258,993	$5,105,511

Annualized return on average common equity	14.5%	5.6%	12.5%	14.7%

Annualized operating return on average common equity	13.1%	3.9%	11.8%	10.9%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2012
Common shareholders' equity	$5,327,867	$5,199,206	$5,190,119	$5,159,986	$4,934,104	$5,194,997
Less: goodwill and intangible assets	(90,025)	(90,350)	(89,528)	(91,656)	(91,370)	(98,203)
Tangible common shareholders' equity	$5,237,842	$5,108,856	$5,100,591	$5,068,330	$4,842,734	$5,096,794

Outstanding diluted common shares, net of treasury shares	107,228	110,327	113,325	115,684	115,631	128,117

Diluted book value per common share	$49.69	$47.13	$45.80	$44.60	$42.67	$40.55

Diluted tangible book value per common share	$48.85	$46.31	$45.01	$43.81	$41.88	$39.78

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income (loss), underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year To Date' sections of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year To Date' sections of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange gains (losses) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange gains (losses) on our available-for-sale investments in other comprehensive income and foreign exchange gains (losses) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange gains (losses) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange gains (losses) in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange gains (losses) and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange gains (losses) and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange gains (losses) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange gains (losses) arising from our underwriting portfolio. As a result, we believe that foreign exchange gains (losses) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.